UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2025

NusaTrip Incorporated

(Exact name of registrant as specified in its charter)

Nevada	001-42519	99-2217461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28F AIA Central, Jl. Jend. Sudirman No.Kav. 48A, RT.5/RW.4,Karet, Semanggi, Kota Jakarta Selatan, Daerah Khusus Ibukota, Jakarta, Indonesia	12930
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +62 21 5060 8747

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NUTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Redesignation of Officers

On November 1, 2025, Tjin Patrick Soetanto was appointed as Head of Hotel of NusaTrip Incorporated (the “Company”), effective November 1, 2025, and will no longer act as Chief Executive Officer of the Company. Mr. Soetanto’s redesignation was not the result of any disagreement with the Company, its management, operations, policies or practices.

Appointment of Officers

On November 1, 2025, the Company appointed Anson Neo as Chief Executive Officer of the Company, effective November 1, 2025. In connection with this appointment, Mr. Neo will cease serving as the Company’s Chief Marketing Officer, and the Company does not intend to appoint a replacement to the CMO role at this time. Mr. Neo joined the Company in August 2023 as Chief Marketing Officer. Mr. Neo is a Malaysian-born travel industry expert with experience in airlines, GDSs, global OTAs, and wholesaling for flights and hotels. He worked at Qiyouji (March 2019–September 2021; February–August 2023), Agoda (September 2021–July 2022) and Trip.com (July 2022–February 2023). Earlier in his career, Mr. Neo helped Galileo Malaysia achieve growth with its market share and expanded Expedia’s B2B distribution in Southeast Asia and Greater China by more than 25%. Mr. Neo earned a Bachelor’s in Corporate Finance and Investment from Colorado State University. The board (the “Board”) of directors of the Company is in the process of determining any changes to Mr. Neo’s compensation; any material terms will be disclosed by amendment to this Current Report on Form 8-K if required.

To the Company’s knowledge, there are no family relationships between the individual named above and any director or executive officer of the Company, and none of the individual has a direct or indirect material interest in any transaction required to be disclosed under Item 404(a) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2025	NusaTrip Incorporated

/s/ Tjin Patrick Soetanto
	Name:	Tjin Patrick Soetanto
	Title:	Chief Executive Officer

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